Kopin Corporation Enabling the Evolution of Mobile Media Exhibit 99.1

Forward-looking Statements
This presentation includes forward-looking statements within the meaning of the United States
Private Securities Litigation Reform Act of 1995.  These statements relate to our expected future financial and operating performance, growth in the markets in which our products are sold, our market share for our products, and our significant customers.  We may use words such as
“expects,” “anticipates,” “intends,” “plans,” “believes,” “could,” “seeks,” “estimates,” and variations of such words and similar expressions in identifying forward-looking statements.  In addition, any statements which refer to expectations, projections, our stock value multiple, the value of Golden-i products, or other characterizations of future events or circumstances are forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict.  Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise.  We refer you to the documents the
Company files from time to time with Securities and Exchange Commission, and specifically the
“Risk Factors” section of the Company’s Form 10-K for the period ended December 26, 2009 and
Form 10-Q for the six months ended June 26, 2010.  We do not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Nanotechnology Expertise
CyberDisplay
Separation technology underlying display technology
III-V
Bonding technology underlying enhanced circuit performance
Golden-i
Hand-free voice activated wireless computing

KOPIN

Kopin Material Science Platform

Content & Display Capability
2.0G
Voice
2.5G
Voice
+ Text
3G
Voice, Text
& Data
4G
Voice, Text,
Data &
Multimedia
Golden-i
Full Mobile Computing
Experience

KOPIN

Mobile Media Convergence 1990 2000 2010 2012 and Beyond III-V Performance

III-V TECHNOLOGY ENABLING MOBILE MEDIA CONVERGENCE

III-V Proprietary Technology
• HBT  - Power amplifying transistors in mobile phones
• Stacked III-V GaAs-based layers
– 7-14 Layers of semiconductor materials, Going to Over 30 Layers
• Manufacturing a uniform product in high volume key to customer retention
• Next Generation of chips (HBT BiPHEMT)
– Leading to industry consolidation
– Added capacity in new Taiwan facility
– Requires greater production
#1 Worldwide Supplier

HBT
transistor
designed to
amplify voice
to Base
Station

1995
QualComm

Solution to
CDMA high
frequency
issue

2000
Nortel
Fiber Optic
Base Station

PRESENT

Major supplier to
Skyworks Solutions

Expanding market
share with TQNT,
RFMD, AWSC and
others

KOPIN

Customer & Product Time-Line Today Kopin is 45% of Merchant Market in HBT transistors. Product AIGaAs InGaP BiFET Evolution HBT HBT BiPHEMT

Market Demand
Increased Smartphone Market Penetration:
40% CAGR in Smartphone Sales over next 5 years
Market Share
Increased Complexity of Chips:
BiFET/ BiPHEMT
Need to manage data and multi-media
More Chips Sold

KOPIN

Revenue Growth Drivers for HBT Source: Morgan Stanley Research

HBT Comparable Valuation
Company Ticker Price MC EV
BV/
Share Rev EBITDA MC/Rev
EV/
EBITD
A
Price/
BV
Semiconductor - Wireless and III-V
Anadigics ANAD $ 4.51 294.1 213.4 $ 2.87 152.5 (19.2) 1.9 -11.1 1.6
RF Micro Devices RFMD $ 4.13 1,119.3 1,180.2 $ 1.97 978.4 201.8 1.1 5.8 2.1
Skyworks SWKS $ 18.34 3,218.5 2,903.0 $ 6.96 986.7 217.5 3.3 13.3 2.6
Triquint TQNT $ 6.98 1,083.3 925.7 $ 3.89 716.2 98.4 1.5 9.4 1.8
Avago AVGO $ 21.59 5,151.8 5,131.8 $ 5.03 1,760.0 451.0 2.9 11.4 4.3
AXT, Inc. AXTI $  4.89 151.6 116.3 $ 3.04 66.4 9.5 2.3 12.3 1.6
Averages 2.2 6.9 2.3
KOPIN INC KOPN $  3.64 242.4 123.4 $ 2.47 118.6 17.4 2.0 7.1 1.5

CYBERDISPLAY A Union of Technology

World Leader in Microdisplays
• Proprietary production process
• Single crystal silicon transistors
– Highest pixel density
– Sharpest resolution
• Digital Vision™ for Mobile Video Apps
• Shipped 30 million displays to date

Leveraging Nanotechnology
• Patented materials separation process
– display IC backplane fabrication outsourced
– Transfer very thin IC layer to glass
• High performance single crystal Si transistor
• Fab-less foundry model
– Keeps costs low by leveraging investments
– Maintains flexible capacity
Start with
SOI Wafers
Standard CMOS
IC Fab
Adhesive
Write
Silicon
Wafer
IC’s
Liftoff Circuits from
Silicon Substrate...
Add Front Glass
and Fill
Wafer Level
Transfer to Glass
IC’s
on Glass
Bond,
Package, & Test
Scribe ,Break
and Fill

Kopin CyberDisplay Advantage
• Highest pixel density Active Matrix LCD
• Color filter-type transmissive LCD (like LCD TV)
• Ultra-Compact size – 0.16” – 0.97” diagonal
• Wide range of resolutions for variety of Apps
• Low power consumption
• Module products for easy design-in

Applications for Cyber Display • Military – Thermal Weapon Sights • M1 rifles, tripod rocket launcher, tanks • Consumer – Movie Viewing, 3-D viewing, Gaming

Military Applications
• Leading provider of displays and high-level assemblies to
the U.S. military Thermal Weapons Site Program
– BAE Systems – displays
– DRS – Modules= display + electronics
– RTN – eyepieces
• Ruggerdized to withstand extreme field conditions
• Manufacturing Testing key competitive advantage
– Shock & Vibe Chambers
– Thermal

Cyber Display TWS

Cyberdisplay Pipeline
• Enhanced Night Vision Goggles
– Overlay thermal imaging on night vision technology
– Introduced 2009, awards anticipated Q4 2010
• Ultra-compact 3-D displays
– compact eyewear that shows vivid color in 3D
– 854 x 480 full-color resolution in fingernail size screen
– targeted at emerging high-end applications advanced night vision, virtual reality and 3D HD gaming

Display Comparable Valuation
Company Ticker Price MC EV
BV/
Share Rev TTM
EBITDA
TTM MC/Rev
EV/
EBITDA
Price/
BV
Display & Optoelectronics
eMagin EMAN $ 3.19 62.7 56.6 $ 0.64 24.6 5.2 2.6 11.0 5.0
Universal Display PANL $ 20.30 764.3 701.3 $ 1.57 17.0 (14.7) 44.9 -47.6 12.9
Microvision MVIS $ 2.79 247.6 212.4 $ 0.38 3.6 (38.9) 69.7 -5.5 7.3
Real ID RLD $ 17.62 435.0 516.1 $(2.79) 149.9 (25.9) 2.9 -20.0 -6.3
FLIR Systems FLIR $ 29.68 4,585.3 4,300.8 $ 8.56 1,220.0 399.2 3.8 10.8 3.5
Averages 30.3 10.9 4.4
KOPIN INC KOPN $ 3.64 242.4 123.4 $ 2.47 118.6 17.4 2.0 7.1 1.5

GOLDEN – i ™ Hands-Free Voice Activated Wireless Computing System

Extends Mobile Computing Convergence
• Early computing products lacked mobility
• Recent mobile solutions use small form factor
Golden-i ™ Next-gen Mobile Computing Solution
• Wireless cloud computing communications system
• Hands-free real time streaming video
• Equivalent 15" PC display virtually 18" from eye
• Access to all digital information when mobile

Golden-i™ Platform

- Wireless Handheld Devices
- Notebooks and Netbooks
- Speech Recognition , GPS, Digital Compass
- Wireless Headsets

KOPIN

Broader Technology Platform Partners: Microsoft, Motorola, Micron Technology, Nuance, Texas Instruments, and Hill Crest Labs Status: Currently shipping software development kits to partners

Feature-Rich Mobile Experience
• Bluetooth/WiFi headset, 15-inch virtual display, hands-free, natural-
speech-recognition interface
– Hands free – voice & gesture control
– Wireless Control up to 7 devices & systems
– Natural speech recognition
– MS Windows CE 6.0
– Full e-mail / Word / Excel / PowerPoint
– Docs update by dictation or keyboard

Golden-i
™
Industrial TAM $11B
*add Flash Video clip
• Telecommunications – service technicians
• Distribution – warehousing and postal services
• Industrial – nuclear power, oil field services and transportation
• Medical – physicians, nurses and records departments
• Construction – architects, onsite developers and contractors
• Police, Fire, Emergency Response, Customs, Public Safety

FINANCIAL OVERVIEW

($ in millions except per share
data)
Q2 2010 Q2 2009
YTD Q2
2010
YTD Q2
2009
Total revenues $30.2 $28.2 $55.6 $49.7
Cost of product revenues 21.9 19.4 39.4 34.0
Gross Margin 25.0% 25.7% 25.7% 27.2%
R&D 4.9 3.8 9.2 6.9
SG&A 4.2 2.6 7.9 7.0
Income from operations (0.7) 2.5 (0.7) 1.7
Net income 1.9 3.7 2.9 5.6
Income per share $0.03 $0.05 $0.04 $0.08
Weighted average shares o/s 67.4 67.5 67.3 68.0
Income Statement Highlights

% of Total Revenues by Category
YTD 2010 ($55.6 Million)
III-V
52.8%
Military
33.6%
Consumer
Electronics
9.0%
Eyewear
1.7%
R&D
2.9%
FY 2009 ($114.7 million)
Military
44.9%
Consumer
Electronics
8.0%
R&D
5.7%
Eyewear
1.6%
III-V
39.8%

Balance Sheet Highlights
June 26, 2010 ($ in millions)
Cash and marketable securities $115.3
A/R and inventory 38.3
Other current assets 3.3
PP&E 21.3
Other assets 7.1
Total assets $185.3
Current liabilities $17.4
Other
Noncontrolling interest
0.9
4.1
Equity 163.0
Total liabilities and equity $185.3

Target Operating Model Revenue 100% Gross Margin 35-45% R&D 15-20% SG&A 12-14% Operating Income 8-12%

Overall Valuation Perspective
• Kopin deserves higher multiple with higher
Growth Rates and ability move into bigger
markets
– Semi comps are older, slower growth companies with lower
multiples
• Kopin’s display business has solid financial
results and opportunity to move into bigger
markets hence deserves a higher multiple
– Display comps are either limited market opportunities (military)
or “pie-in-the sky” scenarios (LED TVs)

Sum of the Parts Analysis
Kopin stock price undervalued, even without Golden-i™ warrant
Sum of the Parts Analysis
Share price of Semiconductor segment:
(Reference slide 8)
$1.85
Share price of display segment:
$50M (display revs)  x 10 (group MC/Rev) = $500M
(Reference slide 16)
$8.00
Cash per share $1.79
Implied Valuation for KOPN $12.64 - $16.14
Golden-i upside $???

Kopin Investment Highlights
• Expanding market share with leading III-V & display customers
• 40% CAGR in smart phone sales expected over next 5 years
• Over 200 issued/pending patents
• $115 million in cash and marketable securities with no debt
• Golden-i™ very large TAM of $11B
• Display and Golden-i
™
not properly reflected in valuation

Kopin Corporation Enabling the Evolution of Mobile Media